SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
October 7, 2003

AMERICAN HOMEPATIENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of	(Commission File Number)	(Employer
incorporation)		Identification Number)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address,
if changed since last report)

Item 7.
SIGNATURES
EX-16.1 LETTER FROM DELOITTE & TOUCHE LLP

Item 7.

(c) Exhibits

     The Company filed with the Securities and Exchange Commission a Form 8-K on October 14, 2003, reporting the dismissal of its independent accountants, Deloitte & Touche LLP (“Deloitte”). Attached as exhibit 16.1 is a letter from Deloitte stating its agreement with the statements made in that October 14 Form 8-K.

Exhibit No.	Description

16.1	Letter dated October 15, 2003 from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn A. O’Hara Marilyn A. O’Hara Chief Financial Officer

Date: October 17, 2003